UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

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FREIGHTCAR AMERICA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Fourth Amendment to Amended and Restated Loan and Security Agreement

On October 30, 2024, FreightCar North America, LLC (“Borrower” and together with FreightCar America, Inc. (the “Company”) and certain other subsidiary borrowers and guarantors, collectively, the “Loan Parties”) entered into a Fourth Amendment to the Amended and Restated Loan and Security Agreement, which amends the Amended and Restated Loan and Security Agreement, dated July 30, 2021, as amended by the First Amendment to the Amended and Restated Loan and Security Agreement, dated February 23, 2022, by the Second Amendment to the Amended and Restated Loan and Security Agreement, dated November 22, 2022, and by the Third Amendment to the Amended and Restated Loan and Security Agreement, dated September 21, 2023 (such original agreement as amended prior to the Fourth Amendment to the Amended and Restated Loan and Security Agreement, the “Siena Loan Agreement”), by and among the Loan Parties and Siena Lending Group LLC (the “Revolving Loan Lender”).

The Fourth Amendment to the Amended and Restated Loan and Security Agreement, among other things, (i) extended the scheduled maturity date of the Siena Loan Agreement from October 31, 2024 to December 31, 2024; (ii) decreased the Maximum Revolving Facility Amount from $45.0 million to $20.0 million; and (iii) removed the standby letter of credit in the principal amount of $25.0 million for the account of the Company and for the benefit of the Revolving Loan Lender, obtained by CO Finance LVS VI LLC, as lender, and issued by Wells Fargo Bank, N.A. pursuant to the Amendment No. 3 to the Credit Agreement, dated as of July 30, 2021, which amends that certain Credit Agreement, dated October 13, 2020, by and among the Loan Parties, CO Finance LVS VI LLC, as lender, and U.S. Bank National Association, as disbursing agent and collateral agent, as amended by the Amendment No. 1 to the Credit Agreement, dated as of January 30, 2021, and by the Amendment No. 2 to the Credit Agreement, dated as of May 14, 2021. The foregoing description of the Fourth Amendment to the Amended and Restated Loan and Security Agreement does not purport to be complete and is qualified in its entirety by reference to a copy of the Fourth Amendment to the Amended and Restated Loan and Security Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Fourth Amendment to Amended and Restated Loan and Security Agreement, dated as of October 30, 2024, by and among the Company and certain of its subsidiaries and Siena Lending Group LLC.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREIGHTCAR AMERICA, INC.

Date: November 1, 2024	By:	/s/ Michael A. Riordan
Michael A. Riordan
Vice President, Finance, Chief Financial Officer and Treasurer